SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2006

THORNBURG MORTGAGE, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-11914	85-0404134
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 Washington Avenue, Suite 302 Santa Fe, New Mexico	87501
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (505) 989-1900

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amended Current Report on Form 8-K/A (Amendment No. 1) of Thornburg Mortgage, Inc. (the “Company”) is being filed with the Securities and Exchange Commission (the “SEC”) to update the disclosure originally reported in the Current Report on Form 8-K of the Company filed with the SEC on June 20, 2006 regarding the change in the Company’s certifying accountant. This amended report amends the previously filed report in its entirety.

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a) As previously reported on the Company’s Form 8-K filed on June 20, 2006, on June 16, 2006, the Audit Committee of the Company dismissed PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm effective upon the completion of PwC’s review of the Company’s financial statements and Quarterly Report on Form 10-Q for the quarter ending June 30, 2006.

On August 8, 2006, the Company filed its Quarterly Report on Form 10-Q for the quarter ending June 30, 2006. In connection therewith, PwC has completed its procedures regarding the Company’s financial statements as of June 30, 2006 and for the three and six month periods then ended, and has thereby completed its services as the Company’s independent registered public accounting firm.

The reports of PwC on the Company’s financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principle. During the two most recent fiscal years and through August 8, 2006, (i) there have been no disagreements as defined in Item 304(a)(1)(iv) of Regulation S-K with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused them to make reference thereto in their reports on the financial statements for such years, and (ii) there have been no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has furnished a copy of this Form 8-K/A to PwC and requested PwC to furnish the Company with a letter addressed to the SEC stating whether or not they agree with the preceding statements. PwC’s letter responding to the Company’s request is provided as Exhibit 16.1 to this Form 8-K/A.

(b) On June 16, 2006, the Company’s Audit Committee engaged KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm for the year ending December 31, 2006. The engagement of KPMG became effective on August 8, 2006, the date PwC completed its services to the Company.

During 2004 and 2005 and through August 8, 2006, the Company has not (and no one on its behalf has) consulted with KPMG on the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or any matter that was either the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibit is filed as part of this report in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit Number	Name of Exhibit
16.1	Letter of PricewaterhouseCoopers LLP to the Securities and Exchange Commission on change in certifying accountants, dated August 8, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THORNBURG MORTGAGE, INC.

Date: August 11, 2006	By:	/s/ Stephen E. Newton
Stephen E. Newton, Secretary

EXHIBIT INDEX

EXHIBIT NUMBER	NAME OF EXHIBIT
16.1	Letter of PricewaterhouseCoopers LLP to the Securities and Exchange Commission on change in certifying accountants, dated August 8, 2006